UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.  Results of Operations and Financial Condition.
On April 26, 2022, Alexander & Baldwin, Inc. (the "Company") issued a press release announcing that the Board of Directors declared a quarterly cash dividend of $0.20 per share of common stock. The dividend is an increase of $0.01, or 5.3%, from the prior quarter, reflecting strong commercial real estate performance for the three months ended March 31, 2022 and the expected performance for the full year-ended December 31, 2022. The dividend will be payable on July 6, 2022 to shareholders of record as of June 17, 2022. This information is being furnished as Exhibit 99.1 to this report.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 26, 2022, the Company held its Annual Meeting of Shareholders at which: (i) seven directors to the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, (iii) the Alexander & Baldwin, Inc. 2022 Omnibus Incentive Plan was approved, and (iv) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The number of votes for, against, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Annual Meeting of Shareholders, were as follows:

(i) Election of Directors	For	Against	Abstain	Broker Non-Votes
Christopher J. Benjamin	61,527,985	692,857	39,305	3,589,374
Diana M. Laing	61,339,013	882,696	38,438	3,589,374
John T. Leong	61,545,136	676,603	38,408	3,589,374
Thomas A. Lewis, Jr.	61,641,027	577,583	41,537	3,589,374
Douglas M. Pasquale	55,062,926	7,157,346	39,875	3,589,374
Michele K. Saito	60,477,854	1,745,090	37,203	3,589,374
Eric K. Yeaman	60,465,781	1,757,625	36,741	3,589,374

(ii) Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	60,025,846	1,732,723	501,578	3,589,374

(iii) Vote on Approval of Alexander & Baldwin, Inc. 2022 Omnibus Incentive Plan	For	Against	Abstain	Broker Non-Votes
	60,134,968	2,009,009	116,170	3,589,374

(iv) Ratification of Appointment of Independent Registered Public Accounting Firm	For	Against	Abstain	Broker Non-Votes
	64,229,761	1,499,603	120,157	0

Item 9.01.  Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release announcing second quarter 2022 dividend, issued April 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  April 29, 2022

                        ALEXANDER & BALDWIN, INC.

                        /s/ Brett A. Brown
                        Brett A. Brown
                        Executive Vice President and Chief Financial Officer